EXHIBIT 10.2

                            ASSIGNMENT AND ACCEPTANCE

     This ASSIGNMENT AND ACCEPTANCE (this "ASSIGNMENT") dated as of February 27, 2001 is made among Foothill Capital Corporation, a California corporation (the "ASSIGNOR"), K-5 Leisure Products, Inc., a Nevada corporation (the "ASSIGNEE"), K-Tel International (USA), Inc. ("USA"), Dominion Entertainment, Inc. ("ENTERTAINMENT"), K-Tel Consumer Products, Inc. ("CONSUMER"), K-Tel TV, Inc. ("TV"), K-Tel Video, Inc. ("VIDEO"; and collectively with USA, Entertainment, Consumer, and TV, hereinafter collectively referred to as "BORROWERS"), and K-Tel International, Inc. ("INTERNATIONAL"), K-Tel OnLine, Inc.("ONLINE"), and K-Tel DVD, Inc., ("DVD", and collectively with OnLine and International, the "GUARANTORS").

                                    RECITALS

     A. The Assignor is party to that certain Loan and Security Agreement, dated as of November 19, 1997 (as amended, amended and restated, modified, supplemented or renewed from time to time, the "LOAN AGREEMENT"), with Borrower. Any terms defined in the Loan Agreement and not defined in this Assignment are used herein as defined in the Loan Agreement;

     B. As provided under the Loan Agreement, the Assignor has: (i) committed (the "LOAN COMMITMENT") to make revolving loans ("REVOLVING LOANS") to Borrower, and (ii) made a term loan to Borrower (the "Term Loan"), and together with the Revolving Loans, the "Loans");

     C. As provided under the Loan Agreement the Assignor has also committed to cause to be issued, or to guarantee, Letters of Credit (the "LETTER OF CREDIT COMMITMENT", and together with the Loan Commitment, the "COMMITMENT"). No Letters of Credit are outstanding under the Loan Agreement;

     D. The Assignee and International are parties to that certain Credit Agreement, dated as of September 27, 1999 (the "ASSIGNEE CREDIT AGREEMENT"), pursuant to which the Assignee, which is an affiliate of Borrowers, has made certain loans to International, which loans were guaranteed by the other Borrowers;

     E. The Assignor and the Assignee are parties to that certain Intercreditor Agreement dated as of September 27, 1999 (as amended, the "INTERCREDITOR AGREEMENT"), pursuant to Section 6 of which the Assignor has agreed under certain circumstances to offer to the Assignee the opportunity to purchase the Loans from the Assignor;

     F. The Assignor, the Borrowers and the Guarantors are parties to that certain Forbearance Agreement, dated as of November 13, 2000 (as amended, the "FORBEARANCE AGREEMENT"), pursuant to which the Borrowers acknowledged the existence of certain Events of Default under the Loan Agreement.

     G. The Assignor has agreed to sell and assign to the Assignee the Loans and the Loan Documents, and to assign and delegate to Assignee Assignor's obligations, if any, in respect of the Commitment and under the Loan Documents, all on the terms and subject to the conditions set forth herein and the Assignee wishes to purchase and accept assignment of the Loans and the Loan Documents, and to assume such obligations from the Assignor on such terms and subject to such conditions.

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1. ASSIGNMENT AND ACCEPTANCE.

          (a) Subject to the terms and conditions of this Assignment, (i) the Assignor hereby sells, transfers, delegates, and assigns to the Assignee, and
(ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, "AS IS," "WHERE IS," AND WITHOUT REPRESENTATION, WARRANTY OR RECOURSE OF ANY KIND (except as specifically provided in Section 5 of this Assignment) all of Assignor's right, title, and interest in, and to and under the Loan Documents (including the Forbearance Agreement) and the Loans, and all obligations (including the Commitment) of Assignor arising under the Loan Documents.

          (b) With effect on and after the Effective Date (as defined in Section 5 hereof), (i) the Assignee shall be a party to the Loan Agreement and each other of the Loan Documents to which the Assignor was a party, and succeed to all of the rights and be obligated to perform all of the obligations of Assignor under the Loan Agreement and any such other Loan Documents (including the Forbearance Agreement), and (ii) the Assignor shall relinquish all of its rights and be released from all of its obligations (including the Commitment) under the Loan Documents. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents (including the Forbearance Agreement) are required to be performed by the Assignor.

     2. PAYMENTS.

     As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, the Assignee shall: pay to the Assignor on the Effective Date in immediately available funds an amount equal to $3,479,544.85, (the "PURCHASE PRICE") representing the principal amount of all Loans as of the Effective Date, together with any interest, fees and other payments accrued under the Loan Documents, but unpaid as of the Effective Date. A detailed calculation of the Purchase Price is set forth on SCHEDULE A attached hereto.

     3. INDEPENDENT CREDIT DECISION.

     The Assignee (a) acknowledges that it is an affiliate under common ownership with Borrowers and that it is familiar with the financial condition of Borrowers, (b) acknowledges that it has received a copy of the Loan Agreement, the Forbearance Agreement, and the Loan Documents, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment; and (c) agrees that it has made and that it will continue to make, independently and without reliance upon the Assignor, and based on such documents and information as it shall deem appropriate at the time, its own credit and legal decisions in taking or not taking action under the Loan Documents.

     4. EFFECTIVE DATE.

     As between the Assignor and the Assignee, the effective date for this Assignment (the "EFFECTIVE DATE") shall be the later of: (i) February 27, 2001; and (ii) the first day on which the following conditions precedent have been satisfied:

               (i) this Assignment shall be executed and delivered by the Assignor, the Assignee, the Borrowers, and the Guarantors, and

               (ii) the Assignee shall pay to the Assignor the Purchase Price.
                                        2

     5. REPRESENTATIONS AND WARRANTIES.

          (a) The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest has not been sold, assigned, subordinated or encumbered by the Assignor and is free and clear of any lien or other adverse claim created by the Assignor.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the Forbearance Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or the Forbearance Agreement, or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to: (i) the financial condition of the Borrowers or any Guarantor,
(ii) the performance or observance by the Borrowers or any Guarantor of any of their obligations under the Loan Documents or any other instrument or document furnished in connection therewith, (iii) the state of title to any assets in which the Assignor has a security interest, or the extent of, perfection of, or priority of such security interest.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and any other documents required or permitted to be executed or delivered by it in connection with this Assignment, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment; and no further action by, or notice to, or filing with any person is required of it for such execution, delivery or performance; (iii) this Assignment has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles. Assignee represents and acknowledges that it is taking the Loan Documents as is, without the benefit of any representations and warranties, except as expressly stated in subsection 5(a) above.

          (d) The Borrowers represent and warrant that the amounts set forth on Schedule A are the true and correct amounts of principal, interest, and fees accrued and owing under the Loan Agreement as of this date.

     6. FURTHER ASSURANCES.

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment, including the delivery of any UCC or real property assignments and the delivery to Assignee of any possessory Collateral, provided, however, that any and all fees, costs, or expenses of the Assignor or the Assignee incurred after the Effective Date arising out of this Section 6 (including all attorneys fees and costs) shall be at the sole cost of the Borrower.

     7. RELEASE BY ASSIGNEE.

     The Assignee, for itself and each of its successors, assigns, directors, officers, employees, agents, attorneys, attorneys-in-fact, consultants and advisors of or to any of the foregoing (collectively, the "Assignee Releasors") hereby acquits, waives, releases, and discharges Foothill Capital Corporation in its capacity as the lender under the Loan Documents and the Assignor hereunder, and its successors, assigns, directors, officers, employees, agents, attorneys, consultants and advisors of any of the foregoing (collectively, the "Releasees"), of and from any and all claims (including, without limitation, any liabilities, damages and causes of action to the extent arising therefrom) whatsoever, in law or in equity, whether known or unknown, which the Assignee Releasors ever had, now have, or hereinafter can, shall or may have against the Releasees by reason of any matter arising out of or related to the Loan Documents, the Loans, the Forbearance Agreement, the Intercreditor Agreement, or this Agreement, or any other actions or omissions relating in any way thereto; PROVIDED, HOWEVER, that nothing in this Section 7 shall acquit, waive, release or discharge Assignor of any representation, warranty or covenant explicitly made by Assignor in this Assignment. The Assignee Releasors specifically waive as against the Releasees any rights they, or any of them, may have under Section 1542 of the California Civil Code, which provides:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     8. CONSENT, RELEASE BY BORROWERS, GUARANTORS.

     Borrowers and Guarantors consent to this Assignment. As an inducement to Assignor to enter into this Assignment, each Borrower and each Guarantor, for itself and each of its successors, assigns, directors, officers, employees, agents, attorneys, attorneys-in-fact, consultants and advisors of or to any of the foregoing (collectively, the "Borrower Releasors") hereby acquits, waives, releases, and discharges the Releasees, of and from any and all claims (including, without limitation, any liabilities, damages and causes of action to the extent arising therefrom) whatsoever, in law or in equity, whether known or unknown, which the Borrower Releasors ever had, now have, or hereinafter can, shall or may have against the Releasees by reason of any matter arising out of or related to the Loan Documents, the Loans, the Forbearance Agreement, or this Agreement, or any other actions or omissions relating in any way thereto. The Borrower Releasors specifically waive as against the Releasees any rights they, or any of them, may have under Section 1542 of the California Civil Code, which provides:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     9. CONTINUING INDEMNIFICATION.

     Notwithstanding the assignment of the Assignor's rights pursuant to this Assignment or any other agreement, document or instrument executed in connection herewith, each Borrower agrees to (a) reimburse Assignor for any costs and expenses (including, without limitation, attorneys fees and costs) incurred by Assignor in connection with this Assignment, and (b) pay, indemnify, defend, and hold Releasees harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Assignment and of the Loan Agreement, the Forbearance Agreement, and any other Loan Documents or the transactions contemplated therein, and with respect to any investigation, litigation, or proceeding related to this Assignment, the Loan Agreement, any other Loan Document, or the use of the proceeds of the credit provided thereunder (irrespective of whether any Releasee is a party thereto), or any act, omission, event or circumstance in any manner related thereto.

     10. DISHONORED ITEMS.

     The Payoff Amount has been calculated on the premise that all checks and other instruments delivered by the Borrowers to the Assignor, or to any other financial institution that has in turn provided the amount thereof to the Assignor for application to the Borrowers' loan balance, have been or will be honored and paid in full. The Assignee agrees to pay the Assignor, on demand at any time during the 90 days following the Effective Date, the amount of any such check or other instrument that may be returned for nonpayment, for any reason.

     11. MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Assignment shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses (including attorneys fees and costs) incurred in connection with the negotiation, preparation, execution and (subject to Section 6 above) performance of this Assignment. Nothing contained in this Section 11(c) shall prevent either the Assignor or the Assignee from charging the Borrower's loan account for any such fees, costs, or expenses pursuant to the terms of the Loan Agreement.

          (d) This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

          (e) THIS ASSIGNMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY THE LAWS OF ANY OTHER STATE OR JURISDICTION. Each of the Assignor, Assignee, Borrowers, and Guarantors agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of this Assignment may be commenced in the Superior Court of the State of California for Los Angeles County, or in the United States District Court for the Central District of California, and each of the Assignor, Assignee, Borrowers, and Guarantors consents and submits in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. Each party to this Assignment hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR, THE ASSIGNEE, BORROWERS, AND GUARANTORS EACH OF WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS ASSIGNMENT, THE LOAN AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN) DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE ASSIGNOR, ON THE ONE HAND, AND ANY OF THE ASSIGNEE, THE BORROWERS OR THE GUARANTORS, ON THE OTHER HAND. EACH OF THE PARTIES TO THIS AGREEMENT CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

          (g) Assignee, Borrowers, and Guarantors agree that after this Assignment and Acceptance have been completed, all references to "Foothill Capital Corporation" are changed to "K-5 Leisure Products, Inc.," that all references to the state of incorporation of K-5 Leisure Products, Inc. shall be to Nevada law; and that Section 13 of the Loan Agreement shall be amended to read as follows:

     12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

     THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT,) THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF HENNEPIN, STATE OF MINNESOTA OR, AT THE SOLE OPTION OF K-5 LEISURE PRODUCTS, INC.. IN ANY OTHER COURT IN WHICH K-5 LEISURE PRODUCTS, INC. SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH BORROWER AND K-5 LEISURE PRODUCTS, INC. WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12. EACH BORROWER AND K-5 LEISURE PRODUCTS, INC. HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH BORROWER AND K-5 LEISURE PRODUCTS, INC. REPRESENTS THAT THEY HAVE REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the Assignor, the Assignee, the Borrowers, and the Guarantors have caused this Assignment to be executed and delivered by their duly authorized officers as of the date first above written.

                                          FOOTHILL CAPITAL CORPORATION,
                                          as Assignor

                                          By:  /s/ C. MacDonald
                                             --------------------------------
                                          Title:  Vice President

                                                -----------------------------

                                          K-5 LEISURE PRODUCTS, INC.,
                                          as Assignee

                                          By: /s/ P. Kives
                                             --------------------------------
                                          Title: President

                                                -----------------------------

                                          Address for Notices:

                                          220 Saulteaux Crescent

                                          -----------------------------------
                                          Winnipeg, MB R3J 3W3
                                          -----------------------------------
                                          Canada

                                          -----------------------------------


                                          BORROWERS:

                                          K-TEL INTERNATIONAL (USA), INC.,
                                          a Minnesota corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------


                                          DOMINION ENTERTAINMENT, INC.,
                                          a Minnesota corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------


                                          K-TEL CONSUMER PRODUCTS, INC.,
                                          a Minnesota corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------


                                          K-TEL TV, INC., a Minnesota
                                          corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------


                                          K-TEL VIDEO, INC., a Minnesota
                                          corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------


                                          GUARANTORS:

                                          K-TEL INTERNATIONAL, INC.,
                                          a Minnesota corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------

                                          K-TEL ONLINE, INC., a Minnesota
                                          corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------


                                          K-TEL DVD, INC., a Minnesota
                                          corporation

                                          By: /s/ Dennis Ward

                                             --------------------------------
                                          Its: Chief Financial Officer

                                              -------------------------------

                                   SCHEDULE A

                                   ----------

                                      K-TEL

                                  PAYOFF AMOUNT

                                                           AMOUNT
                                                    --------------
            Revolving Principal                     $   490,338.08
            Term Loan Principal                       2,904,874.00
            Accrued Audit Expenses                        7,500.00
            Accrued Legal Fees - Buchalter               20,000.00
            Accrued Legal Fees - Faegre                   5,000.00
            Accrued Interest Expense - Revolver           8,345.56
            Accrued Interest Expense - Term Loan         27,233.28
            Accrued Fees (Service Fee,
                 Unused & Wire Fee)                       3,753.93
            Deposit for Foothill Expenses Not Yet
                 Invoiced                                12,500.00
                                                    --------------
                 Total Expected Payoff Amount        $3,479,544.85